================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 6, 2005
                                                         ---------------

                                TEREX CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                       1-10702              34-1531521
--------------------------------------------------------------------------------
  (State or Other Jurisdiction           (Commission           (IRS Employer
        of Incorporation)               File Number)        Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut              06880
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01.  Entry into a Material Definitive Agreement.

         In compliance with a Frequently Asked Questions Bulletin on Form 8-K issued on November 23, 2004 by the Division of Corporate Finance of the Securities and Exchange Commission ("SEC"), Terex Corporation ("Terex" or the "Company") is disclosing the following items which the SEC may deem to be material definitive agreements.

         The Board and the stockholders of Terex previously adopted the Terex Corporation 2004 Annual Incentive Compensation Plan (the "Annual Plan"), which provides for incentive compensation in the form of an annual bonus to key executives of Terex upon satisfaction of certain performance measures. Terex has previously filed the Annual Plan with the SEC as an exhibit to its Form 10-Q for the quarter ended March 31, 2004. In 2004, the Board approved the performance targets to be applied under the Annual Plan for determining bonuses for all Annual Plan participants with respect to the Company's 2004 fiscal year.

         A summary of the material terms of the performance targets to be applied under the Annual Plan for determining bonuses for Annual Plan participants (other than Terex's Chief Executive Officer) with respect to the Company's 2004 fiscal year is filed as Exhibit 10.1 to this Form 8-K. A summary of the material terms of the performance targets to be applied under the Annual Plan for determining the bonus for Ronald M. DeFeo, the Company's Chief Executive Officer, with respect to the Company's 2004 fiscal year is filed as
Exhibit 10.2 to this Form 8-K. The material terms of the performance targets to be applied under the Annual Plan for determining bonuses for all Annual Plan participants with respect to the Company's 2005 fiscal year were previously filed with the SEC on Forms 8-K on January 6, 2005 and April 6, 2005.

         Bonuses for the Company's 2004 fiscal year were delayed in being paid to the Company's named executive officers (as defined in the regulations to the Securities and Exchange Act of 1934) pending the completion of the Company's financial restatement process. On October 6, 2005, a partial bonus for the Company's 2004 fiscal year was paid to one of the named executive officers of the Company consistent with the performance targets described in Exhibit 10.1. It is anticipated that bonuses for the Company's 2004 fiscal year will be paid to the other named executive officers in the future. When such bonuses are paid, the payments will be consistent with the performance targets described in Exhibits 10.1 and 10.2, as applicable.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

     10.1 Summary of material terms of non-CEO 2004 performance targets under the Terex Corporation 2004 Annual Incentive Compensation Plan.

     10.2 Summary of material terms of CEO 2004 performance targets under the Terex Corporation 2004 Annual Incentive Compensation Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 12, 2005

                                           TEREX CORPORATION

                                           By:  /s/ Eric I Cohen
                                                Eric I Cohen
                                                Senior Vice President